                                                                    Exhibit 3.03

                                  STATE OF DELAWARE

                           OFFICE OF THE SECRETARY OF STATE



    I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "JWH GLOBAL PORTFOLIO TRUST", CHANGING ITS NAME FROM "JWH GLOBAL PORTFOLIO TRUST" TO "JWH GLOBAL TRUST", FILED IN THIS OFFICE ON THE TWENTY-NINTH DAY OF JANUARY, A.D. 1997, AT 9 O'CLOCK A.M.











                          [SEAL]            /s/ Edward J. Freel
                                           -------------------------------------
                                            EDWARD J. FREEL, SECRETARY OF STATE

2682580  8100                               AUTHENTICATION:   8307601

971030630                                             DATE:   01-29-97

                               CERTIFICATE OF AMENDMENT
                                          OF
                                 CERTIFICATE OF TRUST
                                          OF
                              JWH GLOBAL PORTFOLIO TRUST



         THIS Certificate of Amendment of the Certificate of Trust of JWH GLOBAL PORTFOLIO TRUST (the "Trust"), dated January 29, 1997, is being duly executed and is being filed by the undersigned trustee pursuant to Section 3810(b) of the Delaware Business Trust Act (12 DEL.C. Section 3801 ET SEQ.).

         1.   NAME.  The name of the business trust is JWH Global Portfolio
Trust.

         2. AMENDMENT. The Certificate of Trust of the Trust is hereby amended by changing the name of the Trust to: JWH Global Trust.

         IN WITNESS WHEREOF, the undersigned trustee of the Trust has executed this Amendment to Certificate of Trust as of the date first above written.


                                  WILMINGTON TRUST COMPANY,
                                  as Trustee



                                  By:     /s/ Joseph B. Feil
                                      ---------------------------------
                                      Name:  JOSEPH B. FEIL
                                      Title: Financial Services Officer